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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 30, 1999 included in Sanmina Corporation's Form 10K/A for the year ended September 30, 1998 and to all references to our Firm included in this registration statement.


                                              /s/ ARTHUR ANDERSEN LLP
San Jose, California
May 21, 1999